Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company’s effective income tax rate for the six months ended June 30, 2016 and 2015 was 26.6% and 32.0%, respectively. The difference between income taxes computed at the federal statutory rate of 35% and reported income tax benefit for the six months ended June 30, 2016 was primarily due to the unfavorable impact of permanently non-deductible expenses and the unfavorable impact of a change in recorded valuation allowance. The difference between income taxes computed at the federal statutory rate of 35% and reported income taxes for the six months ended June 30, 2015 was primarily due to the unfavorable impact of a change in recorded valuation allowance.
As of June 30, 2016, the Company has $10.0 of liabilities associated with unrecognized tax benefits and related interest. These liabilities are primarily included as a component of long-term “Other liabilities” in the condensed consolidated balance sheet because the Company generally does not anticipate that settlement of the liabilities will require payment of cash within the next 12 months. The Company is not able to reasonably estimate when it would make any cash payments to settle these liabilities, but it does not believe that the ultimate settlement of the obligations will materially affect its liquidity.

Income Taxes
The components of the benefit from income taxes from continuing operations are comprised of the following for the years ended December 31:

	2015	2014	2013
Current
Federal	$0.4	$0.2	$—
State	1.8	2.7	2.4
	2.2	2.9	2.4
Deferred
Federal	(17.4)	(83.2)	(39.4)
State	(4.2)	(0.3)	(8.4)
	(21.6)	(83.5)	(47.8)
Benefit from income taxes	$(19.4)	$(80.6)	$(45.4)

The Company accounts for income taxes in accordance with current guidance. For fiscal 2015, 2014 and 2013, the federal statutory rate in effect was 35%, 35% and 34%, respectively. A reconciliation between the benefit from income taxes and the expected tax benefit for continuing operations using the federal statutory rate in effect for the years ended December 31 as follows:

	2015	2014	2013
Amount computed using statutory rates	$(18.6)	$(34.3)	$(47.6)
State income taxes, net of Federal benefit	(5.1)	(1.3)	(2.4)
State tax rate adjustment	1.7	6.6	0.1
Uncertain tax positions and interest	1.0	—	—
Nondeductible expenses	1.8	—	—
Other	0.7	(0.2)	1.1
Valuation allowance	(0.9)	(51.4)	3.4
Benefit from income taxes	$(19.4)	$(80.6)	$(45.4)

The Company’s deferred tax assets and liabilities from continuing operations relate to the following sources and differences between financial accounting and the tax basis of the Company’s assets and liabilities at December 31:

	2015	2014
Deferred tax assets
Allowance for doubtful accounts	$1.7	$2.0
Insurance reserve	16.8	17.5
Net operating loss	176.5	178.3
Capital loss carryforward	69.1	69.1
Accrued bonus and vacation	9.0	7.7
Stock compensation	1.9	1.8
Other comprehensive income	—	0.6
Tax credits	7.2	6.9
Other	21.4	21.1
Total deferred tax assets	303.6	305.0
Valuation allowance	(95.2)	(96.1)
Deferred tax assets less valuation allowance	208.4	208.9
Deferred tax liabilities
Fixed asset basis	(110.8)	(117.8)
Intangible basis	(123.7)	(127.2)
Landfill and environmental remediation liabilities	(109.8)	(113.8)
Other	(3.1)	(5.4)
Deferred tax liabilities	(347.4)	(364.2)
Net deferred tax liability	$(139.0)	$(155.3)

The amounts recorded as deferred tax assets as of December 31, 2015 and 2014 represent the amounts of tax benefits of existing deductible temporary differences or net operating and capital loss carryforwards. Realization of deferred tax assets is dependent upon the generation of sufficient taxable income prior to expiration of any loss carryforwards. A valuation allowance has been recorded against deferred tax assets as of December 31, 2015 in the amount of $95.2. The valuation allowance for the year ended December 31, 2014 was $96.1. The Company has established valuation allowances for uncertainties in realizing the benefit of certain tax loss and credit carryforwards. While the Company expects to realize the deferred tax assets, net of the valuation allowances, changes in estimates of future taxable income or in tax laws may alter this expectation.
The Company had available federal NOL carryforwards from continuing operations of approximately $417.4 and $432.5 at December 31, 2015 and 2014 respectively. The Company’s federal net operating losses have expiration dates beginning in the year 2019 through 2033 if not utilized against taxable income. The capital losses of $182.9 expire in 2017 and 2018, if not previously utilized against capital gains.
In 2014, the Company recognized a decrease in valuation allowance of $51.4, which was primarily related to the completion of a legal entity restructuring that was undertaken in order to drive administrative and legal efficiencies. As a result of the operational restructuring, during the fourth quarter of 2014, the Company was able to project and support its ability to utilize certain federal net operating losses that were previously limited under the Seperate Return Limitation Year ("SRLY") tax rules.
The Company has grown through a series of acquisitions and mergers and has had change of control events that resulted in limitations on the utilization of NOLs pursuant to Section 382 of the Internal Revenue Code (“IRC”). Approximately $169.8 of the NOLs from continuing operations are limited under the SRLY rules of the IRC. These NOLs are only available to be utilized against taxable income of the HWStar Waste Holdings, Corp. and subsidiaries thereof, a wholly-owned subsidiary of the Company. At this time, the Company expects to utilize these NOLs, as a result of the operational restructuring discussed above.
A predecessor of the Company had a transaction on June 2, 2002 that was treated as a reorganization. The Company estimates that it is subject to an annual limitation of approximately $3.5 on NOLs of approximately $78.2 originating prior to June 28, 2002. The predecessor had a subsequent change of control on November 1, 2005. As such, NOLs of $4.8 originating after June 28, 2002 through November 1, 2005 are subject to an annual limitation of $4.2.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for 2015, 2014 and 2013 is as follows:

	2015	2014	2013
Balance at January 1,	$6.2	$6.2	$6.2
Additions based on tax positions of prior years	0.5	—	—
Additions based on tax positions of current year	0.6	—	—
Balance at December 31,	$7.3	$6.2	$6.2
These liabilities are included as a component of other liabilities in the Company’s consolidated balance sheet. The Company does not anticipate that settlement of the liabilities will require payment of cash within the next 12 months. As of December 31, 2015, $0.7 of net unrecognized tax benefit, if recognized in future periods, would impact the Company’s effective rate.
The Company recognizes interest expense related to unrecognized tax benefits in tax expense. During the tax years ended December 31, 2015, 2014 and 2013, respectively, the Company recognized approximately $0.2 of such interest expense as a component of the “Provision for Income Taxes” in each of the years.
The Company had approximately $2.2 and $2.0 of accrued interest and $0.3 and $0.3 of accrued penalties in its balance sheet as of December 31, 2015 and 2014, respectively.

The Company and its subsidiaries are subject to income tax in the United States at the federal, state, and local jurisdictional levels. During 2015, the Company finalized its 2012 federal audit with no changes reported. The company has open tax years dating back to 2000. There were no settlements of state audits during 2015. Prior to the acquisition, Veolia ES Solid Waste division was part of a consolidated group and is still subject to IRS and state examinations dating back to 2004. Pursuant to the terms of the acquisition of Veolia ES Solid Waste, Inc., the Company is entitled to certain indemnifications for Veolia ES Solid Waste Division's pre-acquisition tax liabilities. During 2015, there were no changes in federal or state law that would result in a material impact to the financial statements or future cash flows.